UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 25, 2023 (January 24, 2023)

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NORFOLK SOUTHERN CORPORATION

(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

650 West Peachtree Street NW
Atlanta, Georgia 30308-1925	(855) 667-3655
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Norfolk Southern Corporation Common Stock (Par Value $1.00)	NSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition

Item 7.01. Regulation FD Disclosure

On January 25, 2023, the Registrant issued a Press Release, attached hereto as Exhibit 99.1, reporting fourth-quarter and full year results for 2022. Attached hereto, as Exhibit 99.2, is the Quarterly Financial Data for the fourth quarter of 2022. This information is available on the Registrant’s website, www.norfolksouthern.com, in the “Invest in NS” section, under “Financial Reports.” This unaudited financial information and summary of certain notes to the consolidated financial statements should be read in conjunction with: (a) the consolidated financial statements and notes included in the Registrant's latest Annual Report on Form 10-K and in subsequent Quarterly Reports on Form 10-Q; and (b) any Current Reports on Form 8-K.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 24, 2023, James A. Squires, a member of the Board of Directors and former Chief Executive Officer of the Registrant, notified the Board that he will not stand for re-election to the Board at the Registrant’s 2023 annual meeting of shareholders. Mr. Squires’ term on the Board will expire at the Registrant’s 2023 annual meeting of shareholders. Mr. Squires’ decision is not due to any disagreement with the Registrant on any matter relating to our operations, policies, or practices.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release dated January 25, 2023

99.2	2022 Q4 Financial Data

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURES
NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Denise W. Hutson
Name: Denise W. Hutson
Title: Corporate Secretary

Date:  January 25, 2023